UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

Avenue Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-36839	20-5556885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 10th Avenue South, Suite 400 Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

(615) 736-6940

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On February 23, 2015, Avenue Financial Holdings, Inc., a Tennessee corporation (the “Company”), issued a press release announcing that the underwriters of the Company’s initial public offering exercised their over-allotment option to purchase 375,000 shares of the Company’s common stock, no par value. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated February 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE FINANCIAL HOLDINGS, INC.

	By:	/s/ G. Kent Cleaver
Dated: February 23, 2015		Name:	G. Kent Cleaver
		Title:	President and Chief Operating Officer